UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ______________________________


                                    FORM 8-K

                         ______________________________


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.



                February 23, 2004                                1-1115
 ------------------------------------------------        ----------------------
 Date of Report (Date of earliest event reported)        Commission File Number



                                DIRECTVIEW, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



               Nevada                                 04-3053538
 ---------------------------------      ---------------------------------------
   (State or other jurisdiction         (I.R.S. Employer Identification Number)
 of incorporation or organization)



                           7700 Camino Real, Suite 200
                              Boca Raton, FL 33433
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (561) 750-9777
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                       21218 St. Andrews Blvd., Suite 323
                              Boca Raton, FL 33432
                                 (561) 988-5554
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Required FD Disclosure.

                  Acquisition of Meeting Technologies Completed

Effective on February 23, 2004, DirectView, Inc. completed its acquisition of all of the issued and outstanding shares of Meeting Technologies, Inc., a Delaware corporation, from its sole shareholder, Michael Perry. Meeting Technologies, Inc. is a privately held provider of video conferencing equipment and related services.

DirectView issued an aggregate of 500,000 shares of its common stock to Mr. Perry in consideration for his shares of Meeting Technologies. DirectView also entered into an employment agreement with Mr. Perry under which Mr. Perry was engaged to serve as the Chief Executive Officer of DirectView for an initial term of two years, subject to automatic annual renewal terms (unless terminated by either party at least 60 days prior to the end of any annual renewal term). Mr. Perry will receive an annual base salary of $63,000, and, subject to his continued employment by DirectView, 2,500,000 shares of DirectView's common stock payable over the initial two-year term of the employment agreement. Mr. Perry is also entitled to a (a) commission equal to 50% of DirectView's gross margins (as defined in the employment agreement) on sales sourced by Mr. Perry and a 4% override on all other sales, and (b) a bonus of from 3% on net revenues of $150,000 to 9% on net revenues of $300,000 or more.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

         (a) Financial Statements.

                  None

         (b) Pro Forma Financial Information.

                  None

         (c) Exhibits.

                  10.1 Share Exchange Agreement dated February 23, 2004 by and between DirectView, Inc., Meeting Technologies, Inc. and Michael Perry.

                  10.2 Employment Agreement dated February 23, 2004 by and between Michael Perry and DirectView, Inc.



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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: March 3, 2004                   DIRECTVIEW, INC.



                                       By: /s/ Michele Ralston
                                           -------------------
                                           Michele Ralston
                                           Chairman/Director



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